ASHMORE FUNDS

Supplement dated September 2, 2020 to the Ashmore Emerging Markets Short Duration Select Fund’s Prospectus, Dated June 14, 2020 (as supplemented thereafter)

Disclosure Related to the Ashmore Emerging Markets Short Duration Select Fund (the “Fund”)

This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus of the Ashmore Emerging Markets Short Duration Select Fund dated June 14, 2020 (the “Prospectus”).

The following changes are effective immediately:

1. The following is added as a new seventh paragraph in the sub-section entitled “Principal Investment Strategies” in the section “Summary Information About the Fund—Ashmore Emerging Markets Short Duration Select Fund,” and corresponding changes are hereby made to the sub-section entitled “Principal Investment Strategies” in the section “Principal Investments and Strategies of the Fund”:

The Fund’s benchmark index, the JP Morgan CEMBI Investment Grade Broad Diversified (1-3 years) Index, is currently concentrated in the banking industry. Although the Fund is not an index fund and does not seek to replicate the performance of its benchmark index, it may concentrate its investments in the banking industry. As of the date of this prospectus, the Fund’s investments are concentrated in the banking industry.

2. The following are added as new principal risks in the sub-section entitled “Principal Risks” in the section “Summary Information About the Fund—Ashmore Emerging Markets Short Duration Select Fund,” and corresponding changes are hereby made to the sub-section entitled “Principal Risks” in the section “Principal Investments and Strategies of the Fund”:

Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

Banking Industry Risk: Investments in banking industry stocks, as compared to other industries in general, may be considered to be more volatile or riskier due to a number of factors including more extensive government regulation that may reduce profit potential for banks compared to other entities. Financial services institutions are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. The oversight of, and regulations applicable to, companies in the banking industry in frontier markets may be ineffective and underdeveloped relative to more developed markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. The impact of recent or future regulation in various countries on any individual bank or on the sector as a whole cannot be predicted. In addition, the banking industry of frontier markets can be considered riskier than the U.S. banking industry.

Investors Should Retain This Supplement for Future Reference

ASHMORE FUNDS

Supplement dated September 2, 2020 to the Ashmore Funds Statement of Additional

Information (“SAI”), Dated February 28, 2020 (as amended on June 14, 2020 and supplemented thereafter)

This supplement contains information that amends, modifies or supersedes certain information contained in the SAI of the Funds dated February 28, 2020 (as amended on June 14, 2020 and supplemented thereafter).

The following changes are effective immediately:

The fourth investment restriction and the accompanying note in the sub-section entitled “Fundamental Policies” under the section “Investment Restrictions” is hereby deleted in its entirety and replaced with the following:

[E]ach such Fund…may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted or modified, except as otherwise permitted by regulatory authority having jurisdiction from time to time (except that each of the Ashmore Emerging Markets Frontier Equity Fund and the Ashmore Emerging Markets Short Duration Select Fund may concentrate its investments in securities of issuers in any one industry or group of industries if the components of its benchmark index are concentrated in an industry or group of industries).

Note: A Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets (taken at market value at the time of investment) in that particular industry. The industry concentration policy does not preclude a Fund from investing in issuers in a group of related sectors or industries. The Funds interpret the industry concentration policy to apply to direct investments in the securities of issuers in a particular industry, as defined by the Funds. The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, if such obligations are backed by the assets and revenues of such government) represent investments in a particular industry for these purposes. The Funds do not consider currency positions to be an investment in a foreign government or industry for purposes of this policy. Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the industry concentration policy. As of the date of this Statement of Additional information, the Ashmore Emerging Markets Frontier Equity Fund’s benchmark index is the MSCI Frontier + Select Emerging Markets Countries Capped Index and the Ashmore Emerging Markets Short Duration Select Fund’s benchmark index is the JP Morgan CEMBI Investment Grade Broad Diversified (1 – 3 years) Index.

Investors Should Retain This Supplement for Future Reference